UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 2, 2019

Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 8.01 Other Events.
On February 2, 2019, Norton Shapiro, a Director of Protective Insurance Corporation (the “Company”), passed away. Mr. Shapiro has served as a valued member of the Board of Directors of the Company since 1983 and also served on the Investment Committee of the Board of Directors.
A copy of the press release announcing Mr. Shapiro’s death is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) The following item is filed as an exhibit to this Current Report on Form 8-K:
Exhibit 99.1 Press Release issued by the Company, dated February 5, 2019

PROTECTIVE INSURANCE CORPORATION

February 5, 2019                                                               By:    /s/ John D. Nichols
          John D. Nichols,
          Interim Chief Executive Officer &
          Chairman of the Board of Directors